SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 7, 2006

VISTULA COMMUNICATIONS SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50758	20-0734966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Suite 801, 405 Park Avenue, New York, NY 10022
(Address of principal executive offices) (Zip Code)

(212) 317-8900
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Amendment No. 1  to the Asset Purchase Agreement with NetYantra Inc. and NetYantra India Private Limited

On May 11, 2006, Vistula Communications Services, Inc. (“Vistula”) and NetYantra Inc., a Delaware corporation (“NetYantra US”) and NetYantra India Private Limited, an Indian company and wholly owned subsidiary of NetYantra US (“NetYantra India,” and together with NetYantra US, “NetYantra”) entered into an amendment (“Amendment No. 1”) to the Asset Purchase Agreement dated April 28, 2006 (as amended from time to time, the “Purchase Agreement”). Pursuant to the Purchase Agreement, upon the closing of the asset acquisition contemplated by the Purchase Agreement, Vistula would pay NetYantra $8.8 million in cash and issue 14 million shares of its common stock (the “Share Consideration”) to NetYantra US. The effect of Amendment No. 1 was to allow Vistula to issue, at the closing, such portion of the Share Consideration as may be validly delivered by it and to defer the issuance of the remaining portion of the Share Consideration until a date that is on or before the fifth business day immediately following the date on which Vistula amends its certificate of incorporation to increase the shares of common stock authorized thereunder; provided, however that such amendment will occur not later than August 31, 2006. If such amendment has not occurred by August 31, 2006, NetYantra will have the option to require Vistula to deliver, in lieu of the deferred shares and in full satisfaction of the obligations relating to the delivery thereof, an amount in cash equal to $1.00 per deferred share, the delivery of such cash amount to take place within five business days after the receipt of a written notice from NetYantra requesting such cash payment.

Amendment No. 2  to the Asset Purchase Agreement with NetYantra Inc. and NetYantra India Private Limited

On June 7, 2006 Vistula, NetYantra US and NetYantra India entered into a second amendment to the Purchase Agreement (“Amendment No. 2”). The effect of Amendment No. 2 was to add several new sections to the Purchase Agreement. These sections require Vistula and NetYantra to use commercially reasonable efforts to negotiate and execute within sixty (60) days following the closing of the asset purchase transaction a license and revenue agreement, a services agreement and an executive employment agreement. Further, Amendment No. 2 also provides that during the term of the services agreement and for 12 months thereafter neither Vistula or NetYantra will solicit for hire, directly or indirectly, an employee, subcontractor or consultant of the other party, without that other party’s written consent. Finally, Amendment No. 2 contains a provision that requires NetYantra to take all necessary steps to terminate a distribution agreement dated as of April 28, 2006 by and among Vistula, NetYantra US and NetYantra India, an escrow agreement dated as of April 28, 2006 by and among Vistula, NetYantra US, NetYantra India and Iron Mountain Intellectual Property Management, Inc. and certain other designated agreements between NetYantra and third parties.

Registration Rights Agreement with NetYantra Inc.

On June 7, 2006, in connection with the Purchase Agreement, Vistula entered into a Registration Rights Agreement with NetYantra US (the “Registration Rights Agreement”) which provides NetYantra US with certain registration rights with respect to the shares being issued to NetYantra pursuant to the Purchase Agreement (“Registrable Securities”). Under the terms of the Registration Rights Agreement, if at any time after the earlier of (i) the second anniversary of the date of that agreement or (ii) the date on which a persons or persons acting in concert who are not shareholders of Vistula as at the date of that agreement acquire in a transaction or series of related transactions an aggregate of at least thirty percent (30%) of the then outstanding shares of common stock of Vistula, Vistula receives a request from NetYantra US that it effect a registration with respect to the Registrable Securities then outstanding, then Vistula shall as soon as practicable, and in any event within forty-five (45) days after the date such request is given by NetYantra US, file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering all Registrable Securities then outstanding. NetYantra US also has the right to request that the Registrable Securities be registered if Vistula proposes to register any of its stock or other securities under the Securities Act in connection with the public offering of such securities solely for cash.

The descriptions of Amendment No. 1 to the Purchase Agreement, Amendment No. 2 to the Purchase Agreement and the Registration Rights Agreement in this Form 8-K do not purport to be complete and are qualified in their entirety by the terms and conditions of Amendment No. 1 to the Purchase Agreement, Amendment No. 2 to the Purchase Agreement and the Registration Rights Agreement, copies of which are filed as Exhibits 2.1, 2.2 and 2.3, respectively, and are incorporated by reference.

Item 2.01               Completion of Acquisition or Disposition of Assets

On June 7, 2006, Vistula completed the acquisition of certain assets of NetYantra for an aggregate purchase price of  $8.8 million in cash and the Share Consideration. In accordance with the terms of the Purchase Agreement, 10,144,412 shares of the Share Consideration were issued to NetYantra US at the closing. The remaining shares comprising the Share Consideration shall be issued following an increase in Vistula’s authorized common stock by its stockholders at the next annual or special meeting of stockholders, but in no event later than August 31, 2006. The acquisition was made pursuant to the Purchase Agreement by and among Vistula, NetYantra US and NetYantra India dated April 28, 2006, as amended. The source of the cash portion of the purchase price was funds Vistula had received in a common stock and warrant financing that closed on May 22, 2006. The acquired assets include NetYantra’s VoIP IP-PBX platform software and associated intellectual property. Vistula currently distributes this software as its V-Cube™ VoIP IP-PBX platform offering under a Distribution and Marketing Agreement with NetYantra. The V-Cube™ VoIP IP-PBX platform enables telecom carriers and internet service providers to offer a broad range of IP telephony services from simple IP telephone calls to video conferencing to their customers.

Item 7.01               Regulation FD Disclosure

A copy of the press release issued by Vistula on June 12, 2006 announcing the completion of the acquisition of NetYantra’s VoIP IP-PBX platform software and associated intellectual property is filed as Exhibit 99.1 and is incorporated by reference.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits

Number	Title
2.1	Amendment No. 1 to the Asset Purchase Agreement dated as of May 11, 2006 by and among Vistula Communications Services, Inc., NetYantra Inc. and NetYantra India Private Limited.

2.2	Amendment No. 2 to the Asset Purchase Agreement dated as of June 7, 2006 by and among Vistula Communications Services, Inc., NetYantra Inc. and NetYantra India Private Limited.

2.3	Registration Rights Agreement dated as of June 7, 2006 between Vistula Communications Services, Inc. and NetYantra Inc.

99.1	Press Release dated June 12, 2006, entitled “Vistula Communications Services, Inc. Announces Completion of Acquisition of V-Cube™ IP-PBX Solution.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTULA COMMUNICATIONS SERVICES, INC.

Dated: June 13, 2006	/s/ Rupert Galliers-Pratt
Rupert Galliers-Pratt Chairman of the Board

Exhibit Index

Number	Title
2.1	Amendment No. 1 to the Asset Purchase Agreement dated as of May 11, 2006 by and among Vistula Communications Services, Inc., NetYantra Inc. and NetYantra India Private Limited.

2.2	Amendment No. 2 to the Asset Purchase Agreement dated as of June 7, 2006 by and among Vistula Communications Services, Inc., NetYantra Inc. and NetYantra India Private Limited.

2.3	Registration Rights Agreement dated as of June 7, 2006 between Vistula Communications Services, Inc. and NetYantra Inc.

99.1	Press Release dated June 12, 2006, entitled “Vistula Communications Services, Inc. Announces Completion of Acquisition of V-Cube™ IP-PBX Solution.”